SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 21, 1996
                                                  ------------------------------

                            Commercial Credit Company
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             (Exact name of registrant as specified in its charter)


   Delaware                         1-6594                        52-0883351
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(State or other                  (Commission                    (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)

          300 St. Paul Place, Baltimore, Maryland                  21202
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         (Address of principal executive offices)                (Zip Code)

                                 (410) 332-3000
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              (Registrant's telephone number, including area code)

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                            COMMERCIAL CREDIT COMPANY
                           Current Report on Form 8-K

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         Exhibits:

         Exhibit No.       Description
         -----------       -----------

            1.01 Terms Agreement, dated November 21, 1996, between the Company and J.P. Morgan Securities Inc., as Underwriter, relating to the offer and sale of the Company's 6.20% Notes due November 15, 2001.

            4.01           Form of Note for the Company's 6.20% Notes due
                           November 15, 2001.


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

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 22, 1996              COMMERCIAL CREDIT COMPANY


                                       By /s/ Firoz B. Tarapore
                                          -----------------------------------
                                          Firoz B. Tarapore
                                          Vice President and
                                          Assistant Treasurer


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